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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) OCTOBER 10, 2006

                     UNITED AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        000-18839               38-2526913
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                       48207
   (Address of principal executive offices)                       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 10, 2006, our subsidiary, UAHC Health Plan of Tennessee, Inc. ("UAHC-TN"), received from the Centers for Medicare & Medicaid Services ("CMS") of the U.S. Department of Health & Human Services a signed original of Medicare Advantage Contract #H6934 signed by CMS on September 29, 2006 and UAHC-TN on September 13, 2006. The Contract includes Attachment A and signed Addendum D. The Contract term is September 29, 2006 through December 31, 2007, after which it may be renewed for successive one-year periods in accordance with its terms. The Contract authorizes UAHC-TN, as an eligible Medicare Advantage Organization, to offer a Special Needs Plan to its eligible members in Shelby County, Tennessee, and to operate a Voluntary Medicare Prescription Drug Plan, both beginning January 1, 2007. CMS advised UAHC-TN that CMS issued the Contract based on its determination that UAHC-TN meets the eligibility requirements for a Medicare Advantage contract under the Social Security Act and applicable federal regulations, the approval of UAHC-TN's bid, and CMS's receipt of UAHC-TN's 2007 Benefit Attestation and other applicable contract addenda.

9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

     The following exhibit is filed as part of this Report:

EXHIBIT NO.   DESCRIPTION
-----------   -----------
    10.1      Contract #H6934 effective September 29, 2006 between Centers for
              Medicare & Medicaid Services and UAHC Health Plan of Tennessee,
              Inc., with its Attachment A and Addendum D
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2006                  UNITED AMERICAN HEALTHCARE CORPORATION


                                        By: /s/ Stephen D. Harris
                                            ------------------------------------
                                        Name: Stephen D. Harris
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
    10.1      Contract #H6934 effective September 29, 2006 between Centers for
              Medicare & Medicaid Services and UAHC Health Plan of Tennessee,
              Inc., with its Attachment A and Addendum D


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